UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2008

Alion Science and Technology Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-89756	54-2061691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Tysons Boulevard, Suite 1300, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-918-4480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2008, John M. Hughes resigned from his positions as Executive Vice President, Chief Financial Officer and Treasurer of Alion Science and Technology Corporation (the "Registrant").

On February 20, 2008, Michael J. Alber, 50, Senior Vice President and Assistant Treasurer of the Registrant, was appointed acting Chief Financial Officer of the Registrant. Mr. Alber has served as Senior Vice President and Director of Financial Operations of the Registrant since November 2007. Mr. Alber has served as Assistant Treasurer of the Registrant since February 2008. From 1998 to November 2007, Mr. Alber served as Senior Vice President and Group Controller for Science Applications International Corporation ("SAIC"). Most recently he was responsible for all financial administration and oversight of a $1.4B international IT services business group of SAIC. Mr. Alber received a Bachelor of Science in Business Administration from George Mason University.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alion Science and Technology Corporation

February 21, 2008	By:	James C. Fontana

Name: James C. Fontana
Title: Senior Vice President, General Counsel and Secretary